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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 21, 2008

SHARPER IMAGE CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number:   0-15827

DELAWARE	94-2493558
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

350 THE EMBARCADERO, 6TH FLOOR

SAN FRANCISCO, CALIFORNIA 94105

(Address of principal executive offices, including zip code)

(415) 445-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

As previously disclosed, on February 19, 2008, Sharper Image Corporation (the “Company”) filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”) (Case Number 08-10322(KG)). The Company will continue to operate its business as a “debtor-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Court.

On April 21, 2008, the Company filed with the Court its monthly operating report for the period February 19, 2008 to February 29, 2008 (the “Monthly Operating Report”). The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This current report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

The Monthly Operating Report may be available electronically, on the internet website of the claims agent Kurtzman Carson Consultants, LLC, at http://www.kccllc.net/.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Financial and Operating Data

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Court. The Monthly Operating Report was not audited or reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

The current report on Form 8-K and the exhibit hereto contain certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the registrant’s current plans, expectations, estimates, and projections about the specialty retail industry and management’s beliefs about the registrant’s future performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” or variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties that are difficult to predict and which may cause the registrant’s actual results and performance to differ materially from those expressed or forecasted in any such forward-looking statements. Some of these risks and uncertainties are discussed in the registrant’s Annual Report on Form 10-K for the year ended January 31, 2007 under “Risk Factors.” These risks include, among other factors, the success of the registrant’s new business strategy, its ability to continue to find or develop and to offer attractive merchandise to customers, the market potential for products in design, the success of its advertising efforts, changes in business and economic conditions, risks associated with its retail store, catalog and Internet operations, and changes in the competitive environment in which it operates. Other risks that the registrant faces include, but are not limited to, the following: (i) the ability of the registrant to continue as a going concern; (ii) the registrant’s ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; (iii) the ability of the registrant to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 case; (iv) risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the registrant to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the case to a Chapter 7 case; (v) the ability of the registrant to obtain and maintain normal terms with vendors and service providers; (vi) the registrant’s ability to maintain contracts and leases that are critical to its operations; and (vii) the potential adverse impact of the Chapter 11 case on the registrant’s liquidity or results of operations. Unless required by law, the registrant undertakes no obligation to update publicly any forward-looking statements. However, readers should carefully review the statements set forth in the reports, which the registrant files from time to time with the Securities and Exchange Commission, particularly its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit  No.                     Description

   EX-99.1                         Monthly Operating Report for the period February 19, 2008 to February 29, 2008, filed with the United

                                          States Bankruptcy Court for the District of Delaware.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPER IMAGE CORPORATION

By:	/s/ Rebecca Roedell

Rebecca Roedell

Executive Vice President, Chief Financial Officer

Date: April 21, 2008